                                  SCHEDULE 14C

                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                           SCHEDULE 14(c) INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.______)

Check the appropriate box:

[ ] Preliminary information statement     [ ] Confidential, for use of the Commission only (as
                                              permitted by Rule 14c-5(d)(2)).

[X] Definitive information statement


                          U S INDUSTRIAL SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, schedule or registration statement no.:

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(3) Filing party:

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(4) Date filed:

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


                          U S INDUSTRIAL SERVICES, INC.

TO OUR STOCKHOLDERS:

         This Information Statement is being provided to the stockholders of U S Industrial Services, Inc., a Delaware corporation (the "Company"). The Company's Board of Directors and the holders of a majority of its issued and outstanding shares of common stock have approved:

         1. the amendment and restatement of the Company's Certificate of Incorporation to:

                  (a) change the name of the Company to Nextgen Communications Corporation;

                  (b) increase the number of authorized shares of common stock from 25,000,000 to 50,000,000 shares; and

                  (c) change the stated par value of the Company's common and preferred stock from $.01 to $.001 per share;

         2. the Company's 2001 Stock Plan, and reserved 2,000,000 shares of the Company's common stock for issuance thereunder.

         Pursuant to statutes and regulations governing the Company, we are sending you this Information Statement, which describes the purpose and effect of the aforementioned actions. No action whatsoever is required on your part. We thank you for your continued interest in the Company.

                                 For the Board of Directors of

                                 U S INDUSTRIAL SERVICES, INC.


                                 /s/ FRANK J. FRADELLA
                                 -----------------------------------------
                                 Frank J. Fradella
                                 President, Chief Executive Officer and
                                 Chairman of the Board

                          U S INDUSTRIAL SERVICES, INC.

                                11850 Jones Road
                              Houston, Texas 77070
                                 (281) 807-5033

                              INFORMATION STATEMENT

         This information statement (this "Information Statement") is being furnished to all holders of record as of June 15, 2001 (the "Record Date") of the common stock, $.01 par value per share (the "Common Stock") of U S Industrial Services, Inc., a Delaware corporation (the "Company"), in order to comply with the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Regulation 14C, promulgated under the Exchange Act, and Section 228 of the Delaware General Corporation Law, as amended (the "DGCL"). The purpose of the Information Statement is to inform all stockholders of the following actions, which have been approved by the required consent of the holders of a majority of the outstanding Common Stock as of the Record Date:

         (1) the approval of the amendment and restatement of the Company's Certificate of Incorporation to (a) change the Company's name from "U S Industrial Services, Inc." to "Nextgen Communications Corporation" (the "Name Change"), (b) increase the number of authorized shares of Common Stock from 25,000,000 to 50,000,000 (the "Share Increase"), and (c) decrease the par value of the Company's Common Stock and preferred stock from $.01 to $.001 per share (the "Par Value Reduction"); and

         (2) the approval and adoption of the Company's 2001 Stock Plan, and reservation of 2,000,000 shares of the Company's Common Stock for issuance thereunder.

         This information statement is first being sent to stockholders on or about July 9, 2001.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         The Company's Board of Directors (the "Board of Directors") has approved, by unanimous written consent dated June 14, 2001, the Name Change, Share Increase, Par Value Reduction, and 2001 Stock Plan. The Company is not seeking consent, authorization or proxies from you, since the Company has obtained the written consent of a majority of the holders of the Company's Common Stock, in lieu of a special meeting of the stockholders, as allowed by
Section 228 of the DGCL. The number of shares of the Company's Common Stock outstanding as of the Record Date was 8,763,982 shares; the number of shares that consented to the aforementioned actions was 4,401,747, representing approximately 50.2% of the outstanding shares of Common Stock of the Company. The Company proposes to file its amended and restated Certificate of Incorporation (the "Restated Certificate") with the Delaware Secretary of State 20 days after the mailing date of the Information Statement, which the Company anticipates will be on or before July 31, 2001.

                                 THE NAME CHANGE

         The Board of Directors and persons holding a majority of the issued and outstanding shares of the Company's Common Stock have approved the Name Change. The purpose of the Name Change is to signify the Company's new direction, which is providing communications infrastructure services. Nextgen Communications Corporation is descriptive of the services that the Company will be providing, whereas the Company's present name signifies a line of services no longer provided by the Company. The Name Change will become effective upon the filing of the Restated Certificate, the form of which is attached hereto as Exhibit A, with the Delaware Secretary of State.

         Following the Name Change, the Company will change the trading symbol of the Common Stock from "USIS" to a more appropriate symbol. Share certificates currently held by stockholders will continue to be valid. In the future, new share certificates will contain a legend noting the change in name or will be issued bearing the new name.

                               THE SHARE INCREASE

         The Board of Directors and persons holding a majority of the issued and outstanding shares of the Company's Common Stock have approved the Share Increase. The Share Increase will provide additional shares of authorized Common Stock that can be issued by the Board of Directors in connection with strategic acquisitions and financing transactions. The Company is at various stages of negotiations with several acquisition candidates, but the Share Increase is not necessary to close any or all of the acquisitions currently under consideration. The Share Increase will become effective upon the filing of the Restated Certificate with the Delaware Secretary of State. The Company cannot estimate whether the Share Increase will have an impact on the market value of the Company's Common Stock.

                             THE PAR VALUE REDUCTION

         The Board of Directors and persons holding a majority of the issued and outstanding shares of the Company's Common Stock have approved the Par Value Reduction. The Par Value Reduction should avoid an increase in certain fees that would otherwise result from the Company's increased stated capital following the Share Increase. The Par Value Reduction will become effective upon the filing of the Restated Certificate with the Delaware Secretary of State, and will not affect the market value of the Company's Common Stock.

         Stockholders need not exchange their existing stock certificates. However, after the effective date of the actions contemplated herein, any stockholders desiring new stock certificates may submit their existing stock certificates to the Company's transfer agent, American Stock Transfer & Trust Co., Attn: Stock Transfer Department, 59 Maiden Lane, Plaza Level, New York, New York 10038, for cancellation and exchange for new certificates.

                           EFFECTIVENESS OF AMENDMENTS

            The Company reserves the right, upon notice to stockholders, to abandon or modify the Restated Certificate at any time prior to its filing with the Delaware Secretary of State, upon consent of the Board of Directors and the holders of a majority of the existing Common Stock then issued and outstanding.

                            2001 STOCK PLAN APPROVAL

         The Board of Directors and persons holding a majority of the issued and outstanding shares of the Company's Common Stock have approved the 2001 Stock Plan. The purpose of the 2001 Stock Plan is to create an equity-based incentive program for the Company's employees in order to increase loyalty and productivity in the workplace, and to have the flexibility of offering stock options to non-employees for various strategic purposes. The Board of Directors has reserved 2,000,000 shares of Common Stock for issuance upon exercise of grants made under the 2001 Stock Plan. Such awards can be in the form of incentive stock options, nonqualified stock options, and restricted stock purchase rights. The 2001 Stock Plan was approved by the Board of Directors on April 2, 2001, on which date grants of restricted stock purchase rights were made to certain officers of the Company, subject to the approval of the Company's stockholders. Stockholder approval shall be effective upon the expiration of 20 calendar days following the date this Information Statement is mailed to the Company's stockholders. The form of the 2001 Stock Plan is attached hereto as Exhibit B.

                                EXECUTIVE OFFICES

         The Company's principal executive offices are located at 11850 Jones Road, Houston, Texas 77070. Its telephone number is (281) 807-5033.

                 DESCRIPTION OF CAPITAL STOCK AND VOTING RIGHTS

         The Company's authorized capital currently consists of 25,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, $.01 par value. As of the Record Date, there were 8,763,982 shares of Common Stock outstanding and no shares of preferred stock outstanding. The holders of Common Stock are entitled to vote on all matters to come before a vote of the stockholders of the Company. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders for a vote. Upon effectiveness of the Share Increase and Par Value Reduction, the Company's authorized capital will consist of 50,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, each share of which will have a par value per share of $.001.

                        NUMBER OF HOLDERS OF COMMON STOCK

            As of the Record Date, there were 91 holders of record of Common Stock, although the Company believes that there may be a significantly greater number of beneficial owners of Common Stock.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth information with respect to the beneficial ownership of the Common Stock outstanding as of the Record Date, respectively, by (i) each of our directors, (ii) each of our executive officers,
(iii) all of our directors and executive officers as a group and (iv) each person known to us to own more than 5% of the Common Stock outstanding. In accordance with the rules promulgated by the Securities and Exchange Commission ("SEC"), the ownership includes shares currently owned as well as shares that the named person has the right to acquire beneficial ownership of within 60 days, including through the exercise of options, warrants or other rights, or through the conversion of a security. Unless otherwise indicated, the business address of each person listed is 11850 Jones Road, Houston, Texas 77070.

                                                          Shares Beneficially Owned
                                                      --------------------------------
Name of Beneficial Owner                               Number               Percent(1)
--------------------------------------------          ---------             ----------

Frank J. Fradella (Chairman, President,
and Chief Executive Officer)                          2,752,651(2)               31.4%

Tyrrell L. Garth                                      1,299,096(3)               14.8%

Leonard Feldman                                       1,100,000(4)               12.6%

Kathleen L. Harris (Chief Financial Officer)            235,350(5)                2.7%

Richard M. Lancaster (Director)                               0                    --

All directors and executive
officers as a group (3 persons)                       2,988,001                  34.1%

----------

(1) Based on 8,763,982 shares of Common Stock outstanding on June 15, 2001.

(2) Mr. Fradella's number of shares includes: (a) 500,000 shares of Common Stock that may be acquired at any time upon the exercise of restricted stock purchase rights, granted under the 2001 Stock Plan; and (b) options for 250,000 shares of Common Stock that are immediately exercisable, granted under the 1998 Stock Option Plan.

(3) Based on a Schedule 13D filed on May 1, 2001. Mr. Garth's business address, as set forth in his Schedule 13D, is c/o Cheyenne Capital, 350 Dowlen Road, Suite 200, Beaumont, Texas 77706.

(4) Based on a Schedule 13D filed on May 14, 2001. Mr. Feldman's business address, as set forth in his Schedule 13D, is 2081 Magnolia Lane, Highland Park, Illinois 60035.

(5) Ms. Harris's number of shares includes 75,000 shares of Common Stock that may be acquired at any time upon the exercise of restricted stock purchase rights granted under the 2001 Stock Plan.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Frank J. Fradella, the Chairman, President and Chief Executive Officer of the Company, and also one of the stockholders providing written consent to the actions described herein, was granted restricted stock purchase rights to purchase 500,000 shares of Common Stock pursuant to the 2001 Stock Plan, on April 2, 2001.

                                CHANGE OF CONTROL

         As disclosed in the Company's Current Report on Form 8-K filed on April 26, 2001, on March 23, 2001, Frank J. Fradella, acting in both an individual capacity and as third-party nominee, purchased 3,337,929 shares of Common Stock from Deere Park Capital, L.L.C. ("Deere Park"). The result of this transaction and prior transactions with Deere Park was a shift in the ability to control the Company from Deere Park to the persons listed above under "Principal Stockholders".

                       MATERIAL INCORPORATED BY REFERENCE

         The following documents, and other materials filed by the Company with the SEC, are incorporated into and specifically made a part of this Information Statement by reference:

         1. The Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000;

         2. The Company's Quarterly Reports on Form 10-Q for the transition period from October 1, 2001 to December 31, 2000, and the quarterly period ended March 31, 2001; and

         3. The Company's Current Report on Form 8-K filed on April 26, 2001, for an event that occurred March 23, 2001.

         All documents filed by the Company with the SEC after the date of this Information Statement shall be deemed to be incorporated by reference into this Information Statement and to be a part hereof from the dates of filing such documents or reports. Any statement contained herein or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that is also incorporated or deemed to be incorporated herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

Dated: July 9, 2001               By order of the Board of Directors,


                                  /s/ FRANK J. FRADELLA
                                  ----------------------------------------------
                                  Frank J. Fradella
                                  Chairman of the Board

                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER                            DESCRIPTION
 ------                            -----------

Exhibit A      Form of Restated Certificate of Incorporation of U S Industrial
               Services, Inc.

Exhibit B      Form of 2001 Stock Plan of U S Industrial Services, Inc.

                                                                       EXHIBIT A


                          U S INDUSTRIAL SERVICES, INC.

                      RESTATED CERTIFICATE OF INCORPORATION

                                   -----------

         U S Industrial Services, Inc., a corporation organized and existing under the laws of the State of Delaware (this "Corporation"), hereby certifies as follows:

         A. The name of this Corporation is U S Industrial Services, Inc. This Corporation filed its original Certificate of Incorporation with the Delaware Secretary of State on January 9, 1998.

         B. This Restated Certificate of Incorporation was duly adopted by this Corporation's directors and stockholders in accordance with the applicable provisions of Sections 228, 242 and 245 of the Delaware General Corporation Law (the "DGCL").

         C. This Restated Certificate of Incorporation restates, integrates and amends the provisions of the Certificate of Incorporation of this Corporation, as heretofore amended.

         D. The text of the Certificate of Incorporation, as heretofore amended, is hereby amended and restated in its entirety to read as follows:

         FIRST: Name. The name of the corporation is Nextgen Communications Corporation (hereinafter referred to as the "Corporation").

         SECOND: Registered Office. The registered office of the Corporation is to be located in the City of Wilmington, County of New Castle, in the State of Delaware. The name of its registered agent is Corporation Service Company, whose address is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.

         THIRD: Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH: Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is fifty million (50,000,000) shares of common stock, $.001 par value per share (hereinafter referred to as "Common Stock") and one million (1,000,000) shares of preferred stock, $.001 par value per share (hereinafter referred to as "Preferred Stock").

                  A. Provisions relating to Preferred Stock. Shares of Preferred Stock may be issued from time to time in series, and the Board of Directors of the Corporation is hereby authorized, subject to the limitations provided by law, to establish and designate one or more series of the Preferred Stock, to fix the number of shares constituting each series, and to fix the designations, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of each series and the variations and the relative rights, preferences and limitations as between series, and to increase and to decrease the number of shares constituting each series. The authority of the Board of Directors of the Corporation with respect to each series shall include, but shall not be limited to, the authority to determine the following:

                           (i) The designation of such series.

                           (ii) The number of shares initially constituting such
series.

                           (iii) The increase, and the decrease to a number not
less than the number of the outstanding shares of such series, of the number of shares constituting such series theretofore fixed.

                           (iv) The rate or rates, and the conditions upon and
the times at which dividends on the shares of such series shall be paid, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of stock of the Corporation, and whether or not such dividends shall be cumulative, and, if such dividends shall be cumulative, the date or dates from and after which they shall accumulate.

                           (v) Whether or not the shares of such series shall be
redeemable, and, if such shares shall be redeemable, the terms and conditions of such redemption, including, but not limited to, the date or dates upon or after which such shares shall be redeemable and the amount per share which shall be payable upon such redemption, which amount may vary under different conditions and at different redemption dates.

                           (vi) The rights to which the holders of the shares of
such series shall be entitled upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation, which rights may be different in the case of a voluntary liquidation, dissolution or winding up than in the case of such an involuntary event.

                           (vii) Whether or not the shares of such series shall
have voting rights, in addition to the voting rights provided by law, and, if such shares shall have such voting rights, the terms and conditions thereof, including, but not limited to, the right of the holders of such shares to vote as a separate class either alone or with the holders of shares of one or more other series of Preferred Stock and the right to have more than one vote per share.

                           (viii) Whether or not a sinking fund or a purchase
fund shall be provided for the redemption or purchase of the shares of such series, and, if such a sinking fund or purchase fund shall be provided, the terms and conditions thereof.

                           (ix) Whether or not the shares of such series shall
be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation, and, if provision be made for conversion or exchange, the terms and conditions of conversion or exchange, including, but not limited to, any provision for the adjustment of the conversion or exchange rate or the conversion or exchange price.

                           (x) Any other relative rights, preferences and
limitations.

                  B. Provisions relating to Common Stock.

                           (i) Subject to the preferential dividend rights
applicable to shares of the Preferred Stock, as determined by the Board of Directors of the Corporation pursuant to the provisions of part A of this Article FOURTH, the holders of shares of the Common Stock shall be entitled to receive such dividends as may be declared by the Board of Directors of the Corporation.

                           (ii) Subject to the preferential liquidation rights
and except as determined by the Board of Directors of the Corporation pursuant to the provisions of part A of this Article FOURTH, in the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, the holders of shares of the Common Stock shall be entitled to receive all of the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares of the Common Stock held by them.

                           (iii) Except as otherwise determined by the Board of
Directors of the Corporation pursuant to the provisions of part A of this Article FOURTH, the holders of shares of the Common Stock shall be entitled to vote on all matters at all meetings of the stockholders of the Corporation, and shall be entitled to one vote for each share of the Common Stock entitled to vote at such meeting, voting together with the holders of the Preferred Stock who are entitled to vote, and not as a separate class.

         FIFTH: Compromise. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         SIXTH: Board of Directors and Bylaws. All corporate powers shall be exercised by the Board of Directors, except as otherwise provided by statute, by this Certificate of Incorporation, by the Bylaws, or by any agreement among all of the stockholders. The Bylaws may be adopted, amended or repealed by the Board of Directors of the Corporation, except as otherwise provided by law, but any by-law made by the Board of Directors is subject to amendment or repeal by the stockholders of the Corporation.

         SEVENTH: Limited Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

         Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         EIGHTH: Indemnification. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or complete action, suit or proceeding, whether civil, criminal, administrative or investigative, or by or in the right of the Corporation to procure judgment in its favor, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, in accordance with and to the full extent permitted by statute. Expenses (including attorneys' fees) incurred in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under this Certificate of Incorporation or any agreement or vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its President on July __, 2001.

                                    NEXTGEN COMMUNICATIONS CORPORATION




                                    --------------------------------------------
                                    Frank J. Fradella
                                    President and Chief Executive Officer

                                                                       EXHIBIT B


                          U S INDUSTRIAL SERVICES, INC.

                                  -------------

                                 2001 STOCK PLAN

                                 --------------


                  1. Purposes of the Plan. The purposes of this 2001 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

                  2. Definitions. As used herein, the following definitions shall apply:

                           (a) "Administrator" means the Board or any of its
Committees as shall be administering the Plan in accordance with Section 4 hereof.

                           (b) "Applicable Laws" means the requirements relating
to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

                           (c) "Board" means the Board of Directors of the
Company.

                           (d) "Cashless Exercise" means an exercise by an
Optionee of an Option or Options together with a simultaneous surrender to the Company by such Optionee of a number of Shares, received by such Optionee pursuant to such exercise, with a Fair Market Value equal to (i) the per share exercise price of the Shares at the time of such exercise as determined in accordance with Section 8(a) of the Plan, times (ii) the number of Shares such Optionee receives (including the Shares to be simultaneously surrendered upon such exercise) upon such exercise.

                           (e) "Cause" means (i) the Optionee's or Purchaser's
continued failure to substantially perform the principal duties and obligations of his or her position with the Company (other than any such failure resulting from Disability); (ii) any act of personal dishonesty, fraud or misrepresentation taken by the Optionee or Purchaser which was intended to result in substantial gain or personal enrichment of the Optionee or Purchaser at the expense of the Company; (iii) the Optionee's or Purchaser's violation of a federal or state law or regulation applicable to the Company's business which violation was or is reasonably likely to be injurious to the Company; (iv) the Optionee's or Purchaser's conviction of a felony or a plea of nolo contendere under the laws of the United States or any State; or (v) the Optionee's or Purchaser's breach of the terms of the Optionee's or Purchaser's proprietary information and inventions assignment agreement with the Company, if any.

                           (f) Change of Control. "Change of Control" means (i)
the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected primarily for the purpose of changing the domicile of the Company), unless the Company's stockholders of record as constituted immediately prior to such transaction or series of related transactions will, immediately after such transaction or series of related transactions hold at least a majority of the voting power of the surviving or acquiring entity or (ii) a sale of all or substantially all of the assets of the Company.

                           (g) "Code" means the Internal Revenue Code of 1986,
as amended.

                           (h) "Committee" means a committee of Directors
appointed by the Board in accordance with Section 4 hereof.

                           (i) "Common Stock" means the common stock, $.01 par
value, of the Company.

                           (j) "Company" means U S Industrial Services, Inc., a
Delaware corporation.

                           (k) "Consultant" means any person who is engaged by
the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

                           (l) "Director" means a member of the Board of
Directors of the Company.

                           (m) "Disability" means total and permanent disability
as defined in Section 22(e)(3) of the Code.

                           (n) "Employee" means any person, including Officers
and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other leave of absence approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                           (o) "Exchange Act" means the Securities Exchange Act
of 1934, as amended.

                           (p) "Fair Market Value" means, as of any date, the
value of Common Stock determined as follows:

                                (i) If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                                (ii) If the Common Stock is regularly quoted by
a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                                (iii) In the absence of an established market
for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                           (q) "Incentive Stock Option" means an Option intended
to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                           (r) "Nonstatutory Stock Option" means an Option not
intended to qualify as an Incentive Stock Option.

                           (s) "Officer" means a person who is an officer of the
Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                           (t) "Option" means a stock option granted pursuant to
the Plan.

                           (u) "Option Agreement" means a written or electronic
agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                           (v) "Option Exchange Program" means a program whereby
outstanding Options are exchanged for Options with a lower exercise price.

                           (w) "Optioned Stock" means the Common Stock subject
to an Option or a Stock Purchase Right.

                           (x) "Optionee" means the holder of an outstanding
Option or Stock Purchase Right granted under the Plan.

                           (y) "Parent" means a "parent corporation," whether
now or hereafter existing, as defined in Section 424(e) of the Code.

                           (z) "Plan" means this 2001 Stock Plan.

                           (aa) "Purchaser" means an individual or entity who
purchases Restricted Stock by exercising a Stock Purchase Right.

                           (bb) "Restricted Stock" means shares of Common Stock
acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

                           (cc) "Service Provider" means an Employee, Director,
or Consultant.

                           (dd) "Share" means a share of the Common Stock, as
adjusted in accordance with Section 12 below.

                           (ee) "Stock Purchase Right" means a right to purchase
Common Stock pursuant to Section 11 below.

                           (ff) "Subsidiary" means a "subsidiary corporation,"
whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  3. Stock Subject to the Plan. Subject to the provisions of
Section 12 below, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 2,000,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

                                If an Option or Stock Purchase Right expires or
becomes unexercisable without having been exercised in full, is surrendered pursuant to an Option Exchange Program, or repurchased pursuant to the Company's right of repurchase, the unpurchased Shares which were subject thereto and the repurchased shares, as the case may be, shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

                  4. Administration of the Plan.

                           (a) The Plan shall be administered by the Board or a
Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

                           (b) Powers of the Administrator. Subject to the
provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

                                (i) to determine the Fair Market Value;

                                (ii) to select the Service Providers to whom
Options and Stock Purchase Rights may from time to time be granted hereunder;

                                (iii) to determine the number of Shares to be
covered by each such award granted hereunder;

                                (iv) to approve forms of agreement for use under
the Plan;

                                (v) to determine the terms and conditions, of
any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                                (vi) to determine whether and under what
circumstances an Option may be settled in cash under Section 9(e) instead of Common Stock;

                                (vii) to reduce the exercise price of any Option
to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

                                (viii) to initiate an Option Exchange Program;

                                (ix) to prescribe, amend and rescind rules and
regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                                (x) to allow Optionees to satisfy withholding
tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

                                (xi) to construe and interpret the terms of the
Plan and awards granted pursuant to the Plan.

                           (c) Effect of Administrator's Decision. All
decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

                  5. Eligibility.

                           (a) Nonstatutory Stock Options and Stock Purchase
Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

                           (b) Each Option shall be designated in the Option
Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                           (c) Neither the Plan nor any Option or Stock Purchase
Right shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

                  6. Term of Plan. Subject to Section 18, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of 10 years unless sooner terminated under Section 14.

                  7. Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than 10 years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five years from the date of grant or such shorter term as may be provided in the Option Agreement.

                  8. Option Exercise Price and Consideration.

                           (a) The per share exercise price for the Shares to be
issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                                (i) In the case of an Incentive Stock Option

                                    (1) granted to an Employee who, at the time
of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (2) granted to any other Employee, the per
Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                                (ii) In the case of a Nonstatutory Stock Option
granted to any Service Provider, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

                                (iii) Notwithstanding the foregoing, Options may
be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

                           (b) The consideration to be paid for the Shares to be
issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

                  9. Exercise of Option.

                           (a) Procedure for Exercise; Rights as a Stockholder.
Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                           An Option shall be deemed exercised when the Company
receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. Certificates representing the Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. If an Optionee elects to conduct a Cashless Exercise, the Company shall cause to be delivered to such Optionee (and his or her spouse, as the case may be) certificates representing ownership of a number of shares of Stock equal to (i) the total number of Shares issued to such Optionee in such Cashless Exercise minus (ii) the number of shares surrendered in the Cashless Exercise.

                           Until the Shares are issued (as evidenced by the
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12. Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised; provided that, for the purposes of the Plan, Shares surrendered in a Cashless Exercise shall not decrease the number of Shares thereafter available for purposes of the Plan.

                           (b) Termination of Relationship as a Service
Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least 30 days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                           In the event an Optionee ceases to be an Employee but
otherwise remains a Service Provider, such Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the date 91 days following such change of status.

                           (c) Disability of Optionee. If an Optionee ceases to
be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least 180 days) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 365 days following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                           (d) Death of Optionee. If an Optionee dies while a
Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (of at least 180 days) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 365 days following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                           (e) Buyout Provisions. The Administrator may at any
time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

                  10. Non-Transferability of Options and Stock Purchase Rights. Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

                  11. Stock Purchase Rights.

                           (a) Rights to Purchase. Stock Purchase Rights may be
issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

                           (b) Repurchase Option. Except as set forth in the
Restricted Stock Purchase Agreement or unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the Purchaser and may be paid by cancellation of any indebtedness of the Purchaser to the Company. The repurchase option shall lapse as set forth in the Restricted Stock Purchase Agreement or if not set forth therein then at such rate as the Administrator may determine.

                           (c) Other Provisions. The Restricted Stock Purchase
Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

                           (d) Rights as a Stockholder. Once the Stock Purchase
Right is exercised, the Purchaser shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

                  12. Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

                           (a) Changes in Capitalization. Subject to any
required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan, but as to which no Options or Stock Purchase Rights have yet been granted, or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common

Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

                           (b) Dissolution or Liquidation. In the event of the
proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or Stock Purchase Right until 15 days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

                           (c) Merger or Asset Sale.

                                (iv) In the event of (i) a merger of the Company
with or into another entity or (ii) the sale of all or substantially all of the assets of the Company (either, a "Merger Transaction"), each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor entity or a Parent or Subsidiary of the successor entity. In the event that the successor entity refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Merger Transaction, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of 15 days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the Merger Transaction, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the Merger Transaction, the consideration (whether stock, cash, or other securities or property) received in the Merger Transaction by holders of Common Stock for each Share held on the effective date of the Merger Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Merger Transaction is not solely common stock of the successor entity or its Parent, the Administrator may, with the consent of the successor entity, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor entity or its

Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Merger Transaction.

                           (d) Vesting Acceleration. In the event of an
assumption or substitution in connection with a Merger Transaction that constitutes a Change of Control, the Administrator shall use his discretion in causing all, some, or none of each Optionee's rights to purchase Optioned Stock to become automatically vested on an accelerated basis and be fully exercisable as of the date immediately preceding any such Change in Control. Notwithstanding anything to the contrary herein, if the Optionee's employment with the Company is terminated or his or her job duties or position is adversely changed within six months of the closing of such Change in Control, all Options held by such employee shall immediately vest on the date of termination or change in job duties or position and any Company repurchase rights to Shares shall lapse.

                  13. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

                  14. Amendment and Termination of the Plan.

                           (a) Amendment and Termination. The Board may at any
time amend, alter, suspend or terminate the Plan.

                           (b) Stockholder Approval. The Board shall obtain
stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                           (c) Effect of Amendment or Termination. No amendment,
alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

                  15. Conditions Upon Issuance of Shares.

                           (a) Legal Compliance. Shares shall not be issued
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                           (b) Investment Representations. As a condition to the
exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

                   16. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                   17. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                   18. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.